Loans from Shareholders	12 Months Ended
Dec. 31, 2019
Loans From Shareholders
Loans from Shareholders

NOTE 6 - LOANS FROM SHAREHOLDERS

During the years 2011-2014, the Company received loans from two separate shareholders. The loans matured on December 31, 2019 and bear no interest. The loans are denominated in New Israel Shekels (NIS) and are linked to the Israeli consumer price index as of January 1, 2015. The loans may be prepaid by the Company from time to time according to the Company’s cash availability.

On November 20, 2018, the Company entered into Assignment of a Loan Agreement (the “Assignment Agreement”) with two of its shareholders (the “Assigners”), pursuant to which the Assigners assigned their loan amounted to $350,000 (the “Loan”) to S.B. Nihul Mekarkein Ltd. and Sorry Doll Ltd (collectively the “Assignees”). According to the terms of the Assignment Agreement, it was agreed that upon shareholders’ approval the Loan is eligible for conversion into 3,500,000 Ordinary Shares of the Company at a conversion price of $0.10 per share (the “Shares”). In addition, it was agreed that upon shareholders’ approval the Assignees are entitled to an option to purchase 7,000,000 Ordinary Shares of the Company at a price-per-share of $0.20 for exercise period of five years from the signing of the Assignment Agreement (the “Option”).

On April 29, 2019 (the “Commitment Date”), the Company held its Annual General Meeting of Shareholders, at which the shareholders of the Company approved inter alia the aforesaid related-party loan conversion transaction including the Option grant.

At the Commitment Date, the Company by assistance of third-party appraiser measured the fair value of the Option in total amount of $1,108,493 by using Black-Scholes-Merton pricing model in which the assumptions that have been used are as follows: expected dividend yield of 0%; risk-free interest rate of 2.31%; expected volatility of 127.8%, and Option exercise period based upon the stated terms. In addition, at the Commitment Date, the fair value of the Shares was $665,000 which was based on the closing share price of the Company. Consequently, the Company recorded loss from extinguishment of loans from shareholders as part of “Financing income (expenses), net” line in operations in the accompanying statement of operations in total amount of $1,423,493.

As of December 31, 2019, the remaining outstanding loans from shareholders in total amount of $310,477 have been classified as non-current liability as result of execution of loan conversion agreement that was entered into effect in May 2020 under which the loan will be converted into shares of the Company based on the terms in the Assignment Agreement (see also Note 18D3).

The following tabular presentation reflects the reconciliation of the carrying amount of the loans from shareholders during the year ended December 31, 2019:

	As of December 31,
	2019	2018
Opening balance, classified as a current liability	$611,925	$659,526
Less: Partial conversion of loans from shareholders	(350,000)	-
Plus: Exchange differences relating to loans from shareholders	48,552	(47,601)
Closing balance, classified as a non-current liability	$310,477	$611,925